Semiannual Report
                  LATIN
                  AMERICA
                  FUND

                  --------------
                  APRIL 30, 2001
                  --------------

[LOGO OF T. ROWE PRICE]

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Latin America Fund

 .    Latin American stocks slid modestly amid a global telecommunications sell-off and concerns about Argentina's finances.

 .    The fund posted a small loss for the six months ended April 30, but outperformed its average competitor.

 .    Heavy exposure to Mexico aided returns, while our holdings in Brazil's financial sector held back results.

 .    Markets are likely to remain volatile due to Mexico's close ties to the slowing U.S. economy and the risk of contagion from Argentina's economic woes.

UPDATED AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Latin American stocks held up better than most emerging markets in the face of a global technology and telecommunications sell-off that began a year ago. Although the region didn't escape the telecom carnage, as usual Latin America's own strengths and weaknesses dominated its markets. Among the pluses were Mexico's robust economy and the growing recognition that the country is now more closely tied to the U.S. than the rest of the region. Negative trends included ongoing financial difficulties in Argentina, which threatened to spread to neighboring Brazil.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 4/30/01                         6 months                 12 months
--------------------------------------------------------------------------------
Latin America Fund                              -1.66%                    -1.46%
MSCI EMF Latin America Index                    -1.31                     -6.70
Lipper Latin America Funds Average              -5.34                     -9.54

Your fund posted modest losses for both the six and 12 months ended April 30, 2001, narrowly trailing its regional MSCI index for the half-year but well ahead for the year, as shown in the table. Results were superior to the fund's Lipper peer average for both periods. Stock and country selection--especially our heavy allocation to Mexico and its financial sector--aided returns, while our position in Brazilian banks hampered results.

MARKET AND PORTFOLIO REVIEW

Latin American economies have had to contend with a wide range of destabilizing forces over the past few years--from the Mexican devaluation and subsequent banking crisis of 1994-95, through the external capital market shocks from the Asian crisis of 1997-98 and the Russian default/devaluation of 1998, all the way to the Brazilian devaluation of January 1999. Now, regional uncertainty is stemming from Argentina, whose economy has been in a state of recession and deflation for the past three years, and where serious doubts have now emerged about the country's ability to service its external debt. A default could unleash another wave of regional contagion, although in Mexico, at least, fundamental structural improvements over the past few years appear to have cushioned the economy from upheaval elsewhere in Latin America.

------------------
MARKET PERFORMANCE
--------------------------------------------------------------------------------
(In U.S. Dollar Terms)
Periods Ended 4/30/01                         6 months                 12 months
--------------------------------------------------------------------------------
Argentina                                       -0.51%                   -17.86%
Brazil (Free)                                   -5.00                     -7.64
Chile                                            2.98                     -6.97
Mexico                                          -0.29                     -2.81
Peru                                            -2.36                    -24.33
Venezuela                                       22.33                     19.95

Source: RIMES Online, using MSCI indices.

Argentina's underlying problem is its persistent fiscal deficit that has failed to narrow despite a series of tax increases. The first-quarter deficit missed International Monetary Fund targets, and tax revenues and industrial production fell in March, suggesting that economic recovery is a long way off. New finance minister Domingo Cavallo, who himself introduced currency convertibility to the dollar 10 years ago, made the curious decision to tinker with the system by tying the local currency to the average of the dollar and the euro, which only served to worry the markets further. When the government abandoned a domestic debt auction, Argentine Brady bond yields shot up to 1300 basis points (100 basis points equal one percent) over U.S. Treasuries, signifying heightened default concerns. With unfortunate timing, Standard & Poor's then lowered its sovereign risk rating for the second time this year, to five notches below investment grade. A lot now hinges on a "voluntary" swap from shorter-term to longer-term debt that the government is hoping to push through. Even if it's successful, the swap will likely force the government to lock in very high market rates.

Our commitment to Argentina remained small. BBVA of Spain made a takeover bid for Banco Frances (now BBVA Banco Frances), and we plan to sell our shares. Aside from this holding, our exposure ended the period at just 2.4% of net assets, including 1.9% in Perez Companc, an oil and gas company with interesting growth prospects outside Argentina, principally in Venezuela and Ecuador.

Brazil's Growth Continued Despite Currency Weakness

Not surprisingly, the economy most affected by events unraveling in Argentina is Brazil. Once again, the issue is not one of trade but of external capital market sentiment. As capital has flowed out of the country, the Brazilian currency has depreciated--more than 10% year-to-date--and the central bank has been forced to raise interest rates twice to defend the currency and ward off inflationary pressures.

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

[GRAPH]

Mexico                  47%
Brazil                  40%
Chile                    4%
Argentina                4%
Others and Reserves      3%
Venezuela                2%

But it would be wrong to blame Argentina entirely for this latest bout of contagion. Brazil's current account deficit numbers have deteriorated, and there are worries about falling trends in foreign investment. In addition, dry weather and lack of investment mean that drastic electricity rationing may be necessary later in the year, which will have an inevitable detrimental impact on growth. Finally, opposition political parties want to launch an official investigation into President Cardoso's administration following a rash of corruption cases. Brazilian politics is a lively affair at the best of times, and a formal investigation would likely paralyze the government in the runup to presidential elections in October 2002. For the time being, the economy continues to grow comfortably--March industrial production was up 7.7% from year-ago levels--and we believe that the structural improvements of the past couple of years, specifically the move to a floating currency and fiscal restructuring, will carry the Brazilian economy through this period of economic and political uncertainty.

The fund's largest position is Petroleo Brasileiro (Petrobras), Brazil's state-controlled oil and gas producer. The world's largest offshore oil platform, which Petrobras owned, sank recently following an explosion, but we still expect the company to have production growth of around 11% annually for the next five years, well ahead of its international counterparts. New management has introduced profitability goals and cost-cutting measures that we believe will have a profound impact on the way Petrobras is run. In January, we bought into Embraer Aircraft, a regional jet manufacturer whose two largest clients are American Eagle and Continental. Regional air travel has been a strong growth story for the past decade, and we expect the trend to continue as airlines expand services. Over the next 10 years, we look for Embraer to achieve a global market share in excess of 20%. Brazilian telecom Embratel Participacoes suffered along with the sector, and we eliminated the stock from our portfolio. Our allocation to Brazil ended the period at 40%, up from 38% six months ago.

Cost-Cutting Aids Mexican Banks

One of the region's most encouraging signs has been Mexico's development of a competitive export base across a diverse range of industries. Exports--the large majority headed to the U.S.--now account for about 36% of GDP compared with just 15% before the North American Free Trade Agreement in 1993. The entry of sizable foreign capital into the banking system, fiscal prudence, low short-term debt requirements, falling inflation (to 7.2% in the year through March), and rising foreign direct investment have been other key areas of structural improvement. True, integration with the U.S. means that Mexico is far more exposed to a U.S. slowdown than it used to be, but the debt markets now view Mexico as a case apart from the rest of Latin America. Short-term risks are far more related to U.S. weakness than to a potential default in Argentina.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                                           Percent of Net Assets
                                                           10/31/00      4/30/01
--------------------------------------------------------------------------------
Financials                                                    18.3%        22.8%
Telecommunication Services                                    30.4         20.2
Consumer Staples                                              16.4         18.6
Energy                                                        14.3         14.6
Consumer Discretionary                                         9.8         10.6
Materials                                                      5.3          5.1
Industrials                                                    0.0          3.4
Utilities                                                      2.1          1.2
All Other                                                      0.2          0.1
Reserves                                                       3.2          3.4
--------------------------------------------------------------------------------
Total                                                        100.0%       100.0%

We continued to hold a large position in Mexican banks. BBVA of Spain recently increased its stake in Grupo Financiero BBVA Bancomer to 49% and has moved swiftly to push through significant cost savings. Past-due loans are now fully covered, and we foresee a continuing improvement in profitability, despite lackluster loan growth numbers. Banacci is a similar story: cost-cutting measures leading to improved profitability, despite weak loan demand. (After the reporting period, U.S. banking giant Citigroup announced it would buy Banacci. The deal is expected to close in the fourth quarter if it receives regulatory approval.)

We added substantially to our position in Wal-Mart de Mexico (Walmex), Mexico's largest retailer, which is 51% owned by Wal-Mart. Walmex is fast gaining market share, both through aggressive expansion and superior same-store sales growth. Its investment in distribution and technology, its superior buying power, and the proven success of its "everyday low price" campaign should make it a formidable competitor. We also bought into Grupo Aeroportuario de Sureste, Cancun's airport operator. Strong passenger growth trends, the introduction of private sector practices including profitability targets, and a major retail development project make this a promising growth story. Telefonos de Mexico (Telmex), previously the fund's largest holding, spun off its wireless business in November. The fund now owns shares of both Telmex and its spin-off, America Movil. Overall, we maintained our heavy exposure to Mexican stocks with a period-ending 47% of net assets.

Conditions Tougher Elsewhere in the Region
The Chilean economy, for a long time the most robust in the Southern Cone, was also relatively unaffected by nervousness over Argentina. Recent economic conditions have turned out to be tougher than expected, however, as copper prices continued to retreat and the privatization program was delayed further. We added to Banco Santiago in light of strongly improving profitability trends, although loan growth trends are uninspiring.

Exposure to Peru and Venezuela totaled just 2% of the fund at the end of April. The second round of Peruvian presidential elections is scheduled for June 3. One of the two candidates, Alan Garcia, was Peru's president between 1985 and 1990, a time of deep recession, hyperinflation, default on external debt, and major terrorism. His reelection 11 years later is unlikely to be greeted with unbridled enthusiasm by the markets. We have a minimal 0.1% exposure to this market. Politics is also a dominating factor in Venezuela, where President Chavez is expected to declare a state of emergency to tackle the country's crime and corruption problems, and is talking in increasingly interventionist terms about wage and interest rate controls. We maintained our position in telecommunications provider Compania Anonima Nacional Telefonos de Venezuela (CANTV), which is generating impressive free cash flow despite weak underlying revenue trends. We had no holdings in Colombia during the period.

OUTLOOK

Argentina remains the chief source of regional uncertainty and volatility, and an Argentinean default would have inevitable implications for Brazil. But we think Brazil's structural reforms will carry it through, although further reforms may be stalled until after next year's elections. Mexico has successfully decoupled from the rest of the region's problems but faces short-term risks from a U.S. economic slowdown. Although continuing stock market volatility is inevitable, the long-term trends in Mexico, and more cautiously, Brazil--which together account for 87% of our investments--are positive for the region.

Respectfully submitted,

/s/ John R. Ford

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 18, 2001

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                        4/30/01
--------------------------------------------------------------------------------
Petroleo Brasileiro (Petrobras), Brazil                                    12.7%
Banacci, Mexico                                                             7.1
Telefonos de Mexico (Telmex), Mexico                                        6.9
Wal-Mart de Mexico (Walmex), Mexico                                         6.4
Grupo Financiero BBVA Bancomer, Mexico                                      6.3
--------------------------------------------------------------------------------
Ambev, Brazil                                                               5.7
Pao de Acucar, Brazil                                                       4.1
Banco Itau, Brazil                                                          3.7
Femsa UBD, Mexico                                                           3.7
Telebras, Brazil                                                            3.7
--------------------------------------------------------------------------------
America Movil, Mexico                                                       3.6
Grupo Televisa, Mexico                                                      3.4
Embraer Aircraft, Brazil                                                    2.7
Coca-Cola Femsa, Mexico                                                     2.4
Companhia Vale do Rio Doce, Brazil                                          2.2
--------------------------------------------------------------------------------
Tele Norte Leste Participacoes, Brazil                                      2.1
Compania Anonima Nacional Telefonos de Venezuela (CANTV), Venezuela         1.9
Banco Santiago, Chile                                                       1.9
Perez Companc, Argentina                                                    1.9
Cemex, Mexico                                                               1.8
--------------------------------------------------------------------------------
Unibanco, Brazil                                                            1.7
Grupo Modelo, Mexico                                                        1.5
BBVA Banco Frances, Argentina                                               1.3
Embotelladora Andina, Chile                                                 1.1
Grupo Iusacell, Mexico                                                      1.1
--------------------------------------------------------------------------------
Total                                                                      90.9%

Note: Table excludes reserves.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

LATIN AMERICA FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                                          Lipper
                   MSCI EMF            Latin America
              Latin America Index      Funds Average       Latin America Fund
              -------------------      -------------       ------------------
12/29/93            10,000                 10,000                 10,000
 4/30/94             9,737                  9,032                  8,780
 4/30/95             8,470                  7,344                  6,840
 4/30/96             9,740                  8,479                  7,929
 4/30/97            12,982                 10,977                 10,259
 4/30/98            13,816                 11,753                 11,507
 4/30/99            11,824                  8,864                  9,112
 4/30/00            13,491                 10,304                 10,820
 4/30/01            12,587                  9,582                 10,661

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 4/30/01          1 Year   3 Years   5 Years  Inception       Date
--------------------------------------------------------------------------------
Latin America Fund             -1.46%    -2.51%     6.10%      0.88%   12/29/93

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
Unaudited



--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       6 Months       Year
                                          Ended      Ended
                                        4/30/01   10/31/00   10/31/99   10/31/98   10/31/97   10/31/96
NET ASSET VALUE
Beginning of period                    $  10.19   $   8.03   $   7.22   $   9.60   $   8.14   $   6.49
Investment activities
  Net investment income (loss)             0.13       0.05       0.09       0.16       0.13       0.10
  Net realized and
  unrealized gain (loss)                  (0.30)      2.14       0.86      (2.45)      1.44       1.60
  Total from
  investment activities                   (0.17)      2.19       0.95      (2.29)      1.57       1.70
Distributions
  Net investment income                   (0.04)     (0.04)     (0.14)     (0.12)     (0.11)     (0.06)
  Net realized gain                           -          -          -          -      (0.03)         -
  Total distributions                     (0.04)     (0.04)     (0.14)     (0.12)     (0.14)     (0.06)
  Redemption fees added
  to paid-in-capital                          -       0.01          -       0.03       0.03       0.01
NET ASSET VALUE
End of period                          $   9.98   $  10.19   $   8.03   $   7.22   $   9.60   $   8.14
                                       ---------------------------------------------------------------

Ratios/Supplemental Data
Total return(R)                         (1.66)%     27.41%     13.57%   (23.93)%     19.94%     26.52%
Ratio of total expenses to
average net assets                        1.45%+     1.46%      1.62%      1.53%      1.47%      1.66%
Ratio of net investment
income (loss) to average
net assets                                2.47%+     0.42%      1.05%      1.35%      1.30%      1.29%
Portfolio turnover rate                   25.3%+     27.5%      43.2%      19.0%      32.7%      22.0%
Net assets, end of period
(in thousands)                         $211,672   $228,655   $200,385   $204,761   $398,066   $213,691

(R) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
+    Annualized


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001

------------------------
PORTFOLIO OF INVESTMENTS                                 Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands
ARGENTINA 3.7%

Common Stocks 3.7%
BBVA Banco Frances ADR (USD)                             96,068   $       2,719
Grupo Financiero Galicia ADR (USD)                       72,059           1,078
Perez Companc                                         2,616,033           4,004
                                                                  -------------
Total Argentina (Cost $8,954)                                             7,801
                                                                  -------------
BRAZIL 39.6%

Common Stocks 23.1%
Brasil Telecom Participacoes ADR (USD)                   45,488           1,953
Companhia Vale do Rio Doce ADR (USD)                    202,200           4,691
Embraer Aircraft (USD)                                  126,000           5,646
Pao de Acucar ADR (USD) *                               303,632           8,638
Petroleo Brasileiro (Petrobras) ADR (USD)               454,000          12,258
Tele Norte Leste Participacoes ADR (USD)                251,110           4,390
Telebras ADR (USD)                                      151,386           7,757
Unibanco GDR (USD)                                      148,000           3,560
                                                                  -------------
                                                                         48,893
                                                                  -------------
Preferred Stocks  16.5%
Ambev                                                48,658,310          11,962
Banco Itau                                           98,056,000           7,930
Cia Energetica Minas Gerais                          24,976,141             288
Petroleo Brasileiro (Petrobras)                         601,057          14,666
                                                                  -------------
                                                                         34,846
                                                                  -------------
Total Brazil (Cost $73,955)                                              83,739
                                                                  -------------

CHILE 4.2%

Common Stocks 4.2%
Banco Santiago ADR (USD)                                190,658           4,051
Embotelladora Andina ADR (USD)                          180,518           2,410
Enersis ADR (USD)                                       141,123           2,316
                                                                  -------------
Total Chile (Cost $9,761)                                                 8,777
                                                                  -------------

MEXICO 47.1%

Common Stocks  47.1%
America Movil (Series L) ADR (USD) *                    412,376           7,588
Banacci                                                8,213,700         15,079

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------


                                                       Shares           Value
--------------------------------------------------------------------------------
                                                                   In thousands

Cemex Participating Certificates
        (Represents 2 Series A and 1 Series B shares)   813,504   $       3,813
Coca-Cola Femsa (Class L) ADR (USD)                     260,000           5,070
Corporacion Interamericana de Entretenimiento *         480,100           1,685
Femsa UBD Units (Represents 1 Series B and 4 Series
        D shares)                                     2,062,910           7,926
Grupo Aeroportuario del Sureste ADR (USD) *              88,000           1,597
Grupo Elektra                                           332,290             314
Grupo Financiero BBVA Bancomer *                     16,699,000          13,399
Grupo Iusacell ADR (USD) *                              294,400           2,399
Grupo Modelo (Class C)                                1,185,680           3,265
Grupo Televisa GDR (USD) *                              187,200           7,119
Kimberly-Clark de Mexico (Class A)                      890,041           2,379
Telefonos de Mexico (Telmex) (Class L) ADR (USD)        422,276          14,611
Wal-Mart de Mexico ADR (USD)                            554,793          13,523
                                                                  -------------
Total Mexico (Cost $69,274)                                              99,767
                                                                  -------------
PERU  0.1%

Common Stocks  0.1%
Credicorp (USD)                                          37,790             276
                                                                  -------------
Total Peru (Cost $663)                                                      276
                                                                  -------------
VENEZUELA  1.9%

Common Stocks  1.9%
Compania Anonima Nacional Telefonos de Venezuela (CANTV)
        (Class D) ADR (USD)                             178,364           4,086
                                                                  -------------
Total Venezuela (Cost $5,935)                                             4,086
                                                                  -------------
UNITED STATES  0.1%

Common Stocks  0.1%
StarMedia Network (Class B) *                            60,000             145
                                                                  -------------
Total United States (Cost $1,760)                                           145
                                                                  -------------
SHORT-TERM INVESTMENTS  2.8%

Money Market Funds  2.8%
Reserve Investment Fund, 5.18% #                       5,920,601          5,921
                                                                  -------------
Short-Term Investments (Cost $5,921)                                      5,921
                                                                  -------------

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands

Total Investments in Securities
99.5% of Net Assets (Cost $176,223)                               $     210,512

Other Assets Less Liabilities                                             1,160
                                                                  -------------

NET ASSETS                                                        $     211,672
                                                                  -------------
  *  Non-income producing
  #  Seven-day yield
ADR  American depository receipt
GDR  Global depository receipt
USD  U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (Cost $176,223)               $     210,512
Securities lending collateral                                            31,243
Other assets                                                              1,980
                                                                  --------------
Total assets                                                            243,735
                                                                  --------------
Liabilities
Obligation to return securities lending collateral                       31,243
Other liabilities                                                           820
                                                                  --------------
Total liabilities                                                        32,063
                                                                  --------------

NET ASSETS                                                        $     211,672
                                                                  --------------
Net Assets Consist of:
Accumulated net investment income - net of distributions          $       2,463
Accumulated net realized gain/loss - net of distributions               (57,286)
Net unrealized gain (loss)                                               34,240
Paid-in-capital applicable to 21,215,687 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares authorized                                         232,255
                                                                  --------------

NET ASSETS                                                        $     211,672
                                                                  --------------

NET ASSET VALUE PER SHARE                                         $        9.98
                                                                  --------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
Unaudited

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                       6 Months
                                                                          Ended
                                                                        4/30/01
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $530)                           $     3,924
  Interest                                                                  251
  Securities lending                                                         49
                                                                    -----------
  Total income                                                            4,224
                                                                    -----------
Expenses
  Investment management                                                   1,149
  Shareholder servicing                                                     277
  Custody and accounting                                                     92
  Prospectus and shareholder reports                                         30
  Legal and audit                                                             8
  Registration                                                                6
  Directors                                                                   3
                                                                    -----------
  Total expenses                                                          1,565
                                                                    -----------
Net investment income (loss)                                              2,659
                                                                    -----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                             (2,826)
  Foreign currency transactions                                             (65)
  Net realized gain (loss)                                               (2,891)
Change in net unrealized gain or loss
  Securities                                                             (4,462)
  Other assets and liabilities
  denominated in foreign currencies                                         (29)
  Change in net unrealized gain or loss                                  (4,491)
Net realized and unrealized gain (loss)                                  (7,382)
                                                                    -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    (4,723)
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                         6 Months          Year
                                                            Ended         Ended
                                                          4/30/01      10/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                        $     2,659   $     1,066
  Net realized gain (loss)                                 (2,891)       (6,148)
  Change in net unrealized gain or loss                    (4,491)       59,425
                                                      --------------------------
  Increase (decrease) in net assets from operations        (4,723)       54,343
                                                      --------------------------
Distributions to shareholders
  Net investment income                                      (885)         (998)
                                                      --------------------------
Capital share transactions *
  Shares sold                                              22,732       143,415
  Distributions reinvested                                    836           946
  Shares redeemed                                         (35,015)     (169,684)
  Redemption fees received                                     72           248
                                                      --------------------------
  Increase (decrease) in net assets from capital
  share transactions                                      (11,375)      (25,075)
                                                      --------------------------
Net Assets
Increase (decrease) during period                         (16,983)       28,270
Beginning of period                                       228,655       200,385
                                                      --------------------------
End of period                                         $   211,672   $   228,655
                                                      --------------------------
*Share information
  Shares sold                                               2,233        13,280
  Distributions reinvested                                     86            96
  Shares redeemed                                          (3,552)      (15,879)
                                                      --------------------------
  Increase (decrease) in shares outstanding                (1,233)       (2,503)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in Latin America.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Redemption Fees The fund assesses a 2% fee on redemptions of fund shares held less than one year. Such fees are retained by the fund, and have the primary effect of increasing paid-in-capital.

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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2001, approximately 97% of the fund's net assets were invested in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $30,377,000; aggregate collateral consisted of $31,243,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $26,379,000 and $35,759,000, respectively, for the six months ended April 30, 2001.

17
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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 2001, the fund had $54,395,000 of capital loss carryforwards, $14,499,000 of which expires in 2004, $33,638,000 in 2007, and $6,258,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $176,223,000. Net unrealized gain aggregated $34,289,000 at period-end, of which $48,081,000 related to appreciated investments and $13,792,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $180,000 was payable at April 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price

18
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T. ROWE PRICE LATIN AMERICA FUND
--------------------------------------------------------------------------------

and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $287,000 for the six months ended April 30, 2001, of which $49,000 was payable at period-end.

Additionally, the fund is one of several mutual funds sponsored by Price Associates (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum International Fund held approximately 0.7% of the outstanding shares of the Latin America Fund at April 30, 2001. For the six months then ended, the fund was allocated $3,000 of Spectrum expenses.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $248,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE  PRICE  SHAREHOLDER  SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL
FUNDS
Stock
Emerging Europe &
Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company . In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

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